UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 13, 2005


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Minnesota
         (State or other jurisdiction of incorporation or organization)

      0-25121                                             41-1597886
(Commission File No.)                         (IRS Employer Identification No.)


              6105 Trenton Lane North, Minneapolis, Minnesota 55442
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (763) 551-7000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 13, 2005, Select Comfort Corporation issued a press release announcing that it will be presenting at the Thomas Weisel Partners Growth Forum 7.0 on Wednesday, June 15, 2005 in San Francisco, California. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01.  REGULATION FD DISCLOSURE

On June 13, 2005, Select Comfort Corporation issued a press release announcing that it will be presenting at the Thomas Weisel Partners Growth Forum 7.0 on Wednesday, June 15, 2005 in San Francisco, California. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit 99.1      Press Release, dated June 13, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SELECT COMFORT CORPORATION
                                       (Registrant)


Dated:  June 13, 2005                  By:      /s/ Mark A. Kimball
                                         --------------------------------------


                                       Title:   Senior Vice President
                                             ----------------------------------



                                INDEX TO EXHIBITS

The exhibit listed in this index is being furnished under Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.                Description of Exhibit
-----------                ----------------------
99.1                       Press Release, dated June 13, 2005



                                       2